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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                 ---------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):               February 8, 1995
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                            TCF Financial Corporation
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


          0-16431                                      41-1591444
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Commission File Number                       (IRS Employer Identification No.)


         801 Marquette Avenue, Suite 302, Minneapolis, Minnesota  55402
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                    (Address of principal executive offices)


          (612) 661-6500
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Registrant's Telephone Number

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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS


On February 8, 1995, Great Lakes Bancorp, A Federal Savings Bank ("GLBC") merged with and into TCF Bank Michigan fsb, a wholly-owned subsidiary of TCF Financial Corporation ("TCF" or the "Company"), in a stock-for-stock exchange. The transaction is expected to be a tax-free reorganization and will be accounted for as a pooling-of-interests. Under the terms of an exchange ratio set forth in the Agreement and Plan of Reorganization and Plan of Merger (the "Agreement") previously filed with the Company's Current Report on Form 8-K dated September 12, 1994 (amended September 23, 1994) (No. 0-16431), TCF will exchange .72259 of a share of the Company's common stock for each outstanding common share of GLBC. Upon consummation of the merger and pursuant to the Agreement, each outstanding share of GLBC preferred stock was converted into and exchangeable for one share of perpetual preferred stock of the Company, the Company assumed GLBC warrants to purchase shares of common stock, the Company assumed the obligation to issue common stock upon the exercise of outstanding GLBC employee and director options to purchase common stock, and the Company jointly assumed all outstanding 7 1/4% Convertible Subordinated Debentures Due 2011 of GLBC (and the equity conversion rights contained in such debentures became applicable to shares of TCF common stock). The maximum number of shares of TCF common stock to be issued in connection with the merger is estimated to be 6.04 million shares. The consideration for the merger is described in further detail in the Company's Registration Statement on Form S-4, No. 33-56137 (filed October 24, 1994), as amended by Pre-Effective Amendment No. 1 to Form S-4 (filed December 12, 1994), incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a), (b) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED AND PRO FORMA FINANCIAL INFORMATION. The Financial Statements of GLBC and the pro forma financial information required by this item were previously reported by the Company in its Registration Statement on Form S-4, No. 33-56137 (filed October 24, 1994), as amended by Pre-Effective Amendment No. 1 to Form S-4 (filed December 12, 1994).

(c)  Exhibits.

     99.1 Press release dated February 8, 1995.

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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 17, 1995

                                        TCF FINANCIAL CORPORATION


                                   By   /s/ Lynn A. Nagorske
                                        ----------------------------------
                                        Lynn A. Nagorske
                                   Its  President, Chief Operating Officer
                                         and Treasurer (Principal Financial
                                         Officer)


                                   By   /s/ Mark R. Lund
                                        ----------------------------------
                                        Mark R. Lund
                                   Its  Senior Vice President, Assistant
                                         Treasurer and Controller
                                         (Principal Accounting Officer)